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                                                               EXHIBIT 99.1

                             [FORM OF PROXY CARD]


                           FARGO MFG. COMPANY, INC.

                          PROXY FOR SPECIAL MEETING

         This Proxy is Solicited on Behalf of the Board of Directors


        The undersigned, revoking all previous proxies, hereby appoints Amos Berry and Susan Gallagher, or either of them (the "Proxies"), as attorneys and proxies, each with full power of substitution and all of the powers which the undersigned would possess, if present in person, to represent and vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Fargo Mfg. Company, Inc. (the "Company") registered in the name of the undersigned at the Special Meeting of Shareholders of the Company to be held on February 14, 1997, and at any adjournment thereof.

        THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SUCH SHARES FOR THE APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER DESCRIBED IN PROPOSAL 1.

          (IMPORTANT - TO BE MARKED, SIGNED AND DATED ON REVERSE SIDE)
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|X| PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

1. Proposal to approve and adopt the Agreement and Plan of Merger, dated as of November 13, 1996, as amended, among Hubbell Incorporated ("Hubbell"), FMC Acquisition Corporation, a direct, wholly owned subsidiary of Hubbell ("Merger Sub"), and the Company, with respect to the merger of Merger Sub with and into the Company as provided for in the Merger Agreement, with the Company surviving as a direct, wholly owned subsidiary of Hubbell.

                     | | FOR    | | AGAINST    | | ABSTAIN

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



                                     ___________________________________________
                                              Signature of Shareholder



                                     ___________________________________________
                                              Signature if held jointly



                                     Date:_______________________________, 1997



                                     NOTE: WHEN SHARES ARE HELD BY JOINT
                                           TENANTS, BOTH SHOULD SIGN.
                                           EXECUTORS, ADMINISTRATORS, TRUSTEES
                                           AND OTHER FIDUCIARIES SHOULD SO
                                           INDICATE WHEN SIGNING. IF A
                                           CORPORATION, PLEASE SIGN IN FULL
                                           CORPORATE NAME BY PRESIDENT, OR
                                           OTHER AUTHORIZED OFFICER. IF A
                                           PARTNERSHIP, PLEASE SIGN IN
                                           PARTNERSHIP NAME BY AUTHORIZED
                                           PERSON. THIS PROXY MAY BE MAILED,
                                           POSTAGE-FREE, IN THE ENCLOSED
                                           ENVELOPE.